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Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

for

SUBSCRIPTION RIGHTS CERTIFICATE

issued by

SEALY CORPORATION

        This form, or one substantially similar hereto, may be used in connection with the guaranteed delivery procedures available in the exercise of subscription rights (the "Rights") distributed pursuant to the rights offering (the "Rights Offering") described in the Prospectus Supplement dated May 27, 2009, to the Prospectus dated April 9, 2009 (together, the "Prospectus") of Sealy Corporation, a Delaware corporation ("Sealy"), if a holder of the Rights cannot deliver the subscription rights certificate(s) evidencing such Rights (the "Subscription Rights Certificate(s)") to the Subscription Agent listed below at or prior to 5:00 p.m. New York City time on July 2, 2009, unless such period is extended by Sealy as described in the Prospectus (as such date may be extended, the "Expiration Date"). Such form must be delivered by hand or sent by facsimile transmission, first-class mail, express mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Rights Offering—Guaranteed Delivery Procedures" in the Prospectus.

        As described in the Prospectus, each holder of Rights will receive one Right for each share of Sealy common stock owned of record as of the close of business on May 26, 2009 (the "Record Date"). Every 13 Rights will allow the holder to subscribe for one Note with a subscription price and an initial principal amount of $25.00 (the "Subscription Price"). Rights may only be exercised in increments of 13. To the extent you exercise your Rights in increments of less than 13, the Rights that exceed the multiple of 13 will be returned to you, together with any subscription price relating to such excess, without deduction or interest. If this Notice of Guaranteed Delivery is used, (i) a properly completed and executed Subscription Rights Certificate, with any required signature guarantees and (ii) payment of the Subscription Price of $25.00 per Note subscribed for upon exercise of such Rights, must be received by the Subscription Agent in the manner specified in the Prospectus by 10:00 a.m., New York City time, on the third business day after the Expiration Date. All undefined capitalized terms used herein have the definition ascribed to them in the Prospectus.

The Subscription Agent is:

National City Bank

By First Class Mail Only:	Facsimile Transmission (eligible institutions only): (781) 930-4942	By Hand, Express Mail or Overnight Courier:
National City Bank c/o The Colbent Corp. P.O. Box 859208 Braintree, MA 02185-9208	To confirm receipt of facsimile only: (781) 930-4900	National City Bank c/o The Colbent Corp. 161 Bay State Drive Braintree, MA 02184
By Wire: National City Bank ABA No. 041000124 Beneficiary Name: Shareholder Services Operations Beneficiary Account No. 2171150005490 Account Name: Sealy Corporation DDA No. 534902471

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

        QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE RIGHTS OFFERING SHOULD BE DIRECTED TO NATIONAL CITY BANK, THE INFORMATION AGENT, AT THE FOLLOWING TOLL-FREE TELEPHONE NUMBER: (800) 622-6757. BANKS AND BROKERS PLEASE CALL COLLECT AT (216) 257-8663.

Ladies and Gentlemen:

        The undersigned hereby represents that the undersigned is the holder of Subscription Rights Certificate(s) representing a total of                          Rights and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise such Right(s) to subscribe for (i)                          Note(s) under the subscription privilege and (ii)                           Note(s) under the oversubscription privilege for a total of                          Note(s).

        The undersigned understands that a properly completed and executed Subscription Certificate(s) in respect of the Rights being exercised, with any required signature guarantees, must be received by the Subscription Agent at or prior to 10:00 a.m., New York City time, on the third business day after the Expiration Date. The undersigned further understands that payment in U.S. dollars of the Subscription Price of $25.00 per Note for each Note subscribed for under the subscription privilege and the oversubscription privilege must be received in immediately available funds by the Subscription Agent at or before 10:00 a.m., New York City time, on the third business day after the Expiration Date and represents that such payment, in the aggregate amount of $                        , either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith
or
☐	has been or will be delivered separately to the Subscription Agent in the manner set forth below; (check appropriate box and complete information relating thereto);
☐	wire transfer of funds

Name of transferor institution

Date of transfer

Confirmation number (if available)

☐
Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the third business day after the Expiration Date to ensure that such payment clears by such date.
☐	Certified check
☐	Bank draft (cashier's check)
☐	Money order

Name of maker

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer of money order:

        All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

Signature(s)

Name(s)

(Please Type or Print)

Address(es)
(Zip Code)

Area Code and Tel. No(s).

Subscription Rights Certificate No.(s) (if available)

 GUARANTEE OF DELIVERY
(Not to be used for Subscription Rights Certificate signature guarantee)

        The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or bank, stockbroker, savings and loan association or credit union with membership in an approved signature medallion program, pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Rights Certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, together with payment in full for each Note, all by 10:00 a.m., New York City time, on the third business day after the Expiration Date.

(Address)
(Area Code and Telephone Number)
Dated: , 2009
(Name of Firm)
(Authorized Signature)
(Name)
(Title)

        The institution which completes this form must communicate the guarantee to the Subscription Agent and must ensure delivery of the Subscription Rights Certificate(s) and payment in full of the applicable Subscription Price to the Subscription Agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.

 NOTICE OF GUARANTEED DELIVERY
INSTRUCTIONS

        If a holder wishes to exercise Rights, but time will not permit the holder to cause the Subscription Rights Certificate(s) evidencing those Rights to reach the Subscription Agent prior to the Expiration Date, the Rights may nevertheless be exercised if all of the following conditions (the "Guaranteed Delivery Procedures") are met:

        (i)    the holder has caused payment in full of the Subscription Price for each Note being subscribed for to be received (immediately available funds) by the Subscription Agent by 10:00 a.m., New York City time, on the third business day after the Expiration Date;

        (ii)   the Subscription Agent receives, at or prior, to the Expiration Date, a guarantee notice (a "Notice of Guaranteed Delivery") substantially in the form provided herewith, from a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, or from a commercial bank or trust company having an office or correspondent in the United States (each, and "Eligible Institution"), stating the name of the exercising holder, the number of Notes being subscribed for and guaranteeing the delivery to the Subscription Agent of the Subscription Certificate(s) evidencing those Rights by 10:00 a.m., New York City time, on the third business day after the Expiration Date; and

        (iii)  the properly completed Subscription Rights Certificate(s), with any signatures guaranteed as required, is received by the Subscription Agent by 10:00 a.m. on the third business day following the Expiration Date. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Rights Certificates at the address set forth on the face of the form, or may be delivered by telegram or facsimile transmission to the number below. To confirm facsimile deliveries, please call the number below. Additional copies of the form of Notice of Guaranteed Delivery are available upon request from National City Bank, whose address and telephone numbers are set forth below.

To Deliver the Notice:

By Hand, Express Mail or Overnight Courier:	National City Bank c/o The Colbent Corp. 161 Bay State Drive Braintree, Massachusetts 02184 (216) 257-8663
By First Class Mail:	National City Bank c/o The Colbent Corp. P.O. Box 859208 Braintree, Massachusetts 02185-9208 (216) 257-8663
By Wire:	National City Bank ABA No. 041000124 Beneficiary Name: Shareholder Services Operations Beneficiary Account No. 2171150005490 Account Name: Sealy Corporation DDA No. 534902471

By Facsimile (Foreign/APO/FPO/ use only): (781) 930-4942

Confirm Facsimile by Telephone Only: (781) 930-4900

QuickLinks

  Exhibit 99.2
NOTICE OF GUARANTEED DELIVERY for SUBSCRIPTION RIGHTS CERTIFICATE issued by SEALY CORPORATION
GUARANTEE OF DELIVERY (Not to be used for Subscription Rights Certificate signature guarantee)
NOTICE OF GUARANTEED DELIVERY INSTRUCTIONS